Sterling
Construction
Company, Inc.









Q4’19 Earnings Call

March, 3 2020

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the "Risk Factors" section in our filings with the U.S. Securities and Exchange Commission ("SEC") and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Strategy Driving Profitable Growth



Revenue
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 14.3%
2015
2016
2017
2018
2019
2020E



Gross Margin vs. Revenue Growth
600%
500%
400%
300%
200%
100%
0%
Gross Profit CAGR: 36.5%
2015
2016
2017
2018
2019
2020E
Revenue Growth
Gross Profit Growth



Record Combined Backlog with Improving Margins
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
12%
10%
8%
6%
4%
2%
0%
CAGR: 6.3%
2015
2016
2017
2018
2019
Combined Backlog
Gross Margin in Combined Backlog



Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
CAGR: 99.2%
2015
2016
2017
2018
2019
2020E

Dollar amounts in millions

Sterling Construction Company, Inc.

Stock is Outperforming Market and Peers…and is Attractively Valued


3 Year Cumulative Return vs. Peers
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
2/21/2017
4/21/2017
6/21/2017
8/21/2017
10/21/2017
12/21/2017
2/21/2018
4/21/2018
6/21/2018
8/21/2018
10/21/2018
12/21/2018
2/21/2019
4/21/2019
6/21/2019
8/21/2019
10/21/2019
12/21/2019
2/21/2020
STRL
GVA
ROAD*


3 Year Cumulative Return vs. Market
140%
120%
100%
80%
60%
40%
20%
0%
-20%
2/21/2017
4/21/2017
6/21/2017
8/21/2017
10/21/2017
12/21/2017
2/21/2018
4/21/2018
6/21/2018
8/21/2018
10/21/2018
12/21/2018
2/21/2019
4/21/2019
6/21/2019
8/21/2019
10/21/2019
12/21/2019
2/21/2020
STRL
S&P 500
Russell 2000
NASDAQ

Valuation vs. Peers

	Sterling Construction Company, Inc.	GRANITE	CPI CONSTRUCTION PARTNERS INC. A LEADING INFRASTRUCTURE COMPANY	S&P 500	Russell 2000	NASDAQ
Forward P/E '20	**8.8x**	13.2x	21.2x	18.6x	25.0x	25.5x
Forward EV/EBITDA '20	**3.0x**	5.6x	9.4x	13.1x	16.6x	11.2x

Source: Bloomberg as of 2/24/20
*since IPO on May 4, 2018

Sterling Construction Company, Inc.

Revenue Composition Shifting Towards Higher Margin Business


2016
21%
79%
Heavy Highway
Other Heavy Civil, Specialty Services, and Residential


2019 Actual
43%
57%
Heavy Highway
Other Heavy Civil, Specialty Services, and Residential


2019 Proforma (1)
36%
64%
Heavy Highway
Other Heavy Civil, Specialty Services, and Residential

(1) Proforma includes Plateau results for the full year 2019.

Sterling Construction Company, Inc.

Backlog Growth And Margin Improvement

	December 31, 2019		December 31, 2018		Book to Burn In 2019
	Amount	Margin %	Amount	Margin%	
Backlog	$1,068 million	11.5%	$850.7 million	8.5%	1.06X
Combined Backlog	$1,342 million	11.0%	$1,143 million	8.9%	1.04X

- Backlog reaches record $1.1 billion and Combined Backlog which includes unsigned low-bid awards reaches $1.3 billion.

- Backlog gross margin increased 300 bps to 11.5% and Combined Backlog gross margin increased 210 bps to 11.0% from beginning of 2018.

Fourth Quarter 2019 Overview

- Revenues increased to $346.5 million from $255.2 million in Q4’18 largely as a result of an $84.6 million incremental contribution from the Plateau Excavation acquisition completed on October 2, 2019.

- Plateau accretive by $0.30 in the quarter (excluding transaction related costs); project pipeline looks strong for 2020.

- Adjusted EBITDA was $20.2 million in Q4’19, a 42% increase over $12.7 million in Q4’18.

- Margins decline year-over-year as a result of a $10.2 million charge related to legacy 2014 project.

- Recognized a non-cash income tax benefit of $25.8 million or $0.92 per diluted share for Q4 2019 and $27.4 million ($1.01 per diluted share) for FY 2019, primarily due to the reversal of our valuation allowance.

Q4 2019 Income Statement

($MM)	Q4 2019	Q4 2018
Revenue	$346.5	$255.2
Gross Margin	9.7%	11.0%
Adjusted Net Income to STRL [(1)]	$6.3	$5.6
Adjusted EBITDA [(2)]	$20.2	$12.7

[(1)] Adjusted basis excludes costs related to the acquisition of Plateau (including related refinancing) and non-cash taxes. See Non-GAAP Reconciliation on page 18.
[(2)] Adjusted for $2.2 million of acquisition costs. See EBITDA Reconciliation on page 20.

- **Plateau proves to be immediately accretive** in first full quarter of contribution.
- Q4 2019 gross margin impacted by a $10.2 million dollar charge incurred from a legacy Heavy Civil project undertaken in 2014, and an unfavorable quarter over quarter Heavy Civil revenue mix from lower alternative delivery projects to lower margin hard bid projects. The company expects the margin mix to improve in 2020 with the ramp up of several large design-build projects which are now in backlog. These margin declines were partially offset by strong Plateau margins in Q4 2019.
- Q4 2019 had a non-cash income tax benefit of $25.8 million ($0.92 per diluted share), primarily due to the reversal of our valuation allowance.
- Q4 2019 acquisition costs together with the related debt refinancing costs totaled $9.9 million ($0.35 per diluted share).
- **~60% y/y adjusted EBITDA increase**, reflects our first full quarter of contribution from the Plateau acquisition.

Sterling Construction Company, Inc.

FY 2019 Income Statement

($MM)	FY 2019	FY 2018
Revenue	$1,126.3	$1,037.7
Gross Margin	9.6%	10.6%
Adjusted Net Income to STRL [(1)]	$24.5	$25.2
Adjusted. EBITDA [(2)]	$62.0	$55.0

[(1)] Adjusted basis excludes costs related to the acquisition of Plateau (including related refinancing) and non-cash taxes. See Non-GAAP Reconciliation on page 19.
[(2)] Adjusted for $4.3 million of acquisition costs. See EBITDA Reconciliation on page 20.

- FY 2019 revenue growth of 8.5% was primarily due to the Plateau acquisition. The increase was partially offset by **unfavorable mix shift** and the **delayed start of several large projects in Heavy**.
- Gross margin declined as a result of the aforementioned $10.2 million charge and a lower margin revenue mix due to the completion of two large design-build projects at the end of 2018. The decrease was partially offset by an increase of 131 basis points from the inclusion of three months of gross profit from Plateau operations in 2019.
- FY 2019 had a non-cash income tax benefit of $27.4 million ($1.01 per diluted share), primarily due to the reversal of our valuation allowance.
- FY 2019 acquisition costs together with the related debt refinancing costs totaled $12 million ($0.44 per diluted share).
- **Double digit y/y EBITDA increase**, reflects the strong contribution of our newly formed Specialty Services segment.

Sterling Construction Company, Inc.

Segment Results

($MM)	Q4 2019	Q4 2018	FY 2019	FY2018
Heavy Civil				
Revenue	$190.7	$190.4	$760.3	$765.6
Operating Income	$(7.7)	$4.2	$3.3	$17.0
Operating Margin	NM	2.2%	0.4%	2.2%
Residential				
Revenue	$34.5	$34.3	$153.1	$151.7
Operating Income	$4.7	$4.2	$20.5	$20.9
Operating Margin	13.5%	12.2%	13.4%	13.8%
Specialty Services				
Revenue	$121.4	$30.5	$212.8	$120.3
Operating Income	$14.9	$1.0	$18.2	$4.6
Operating Margin	12.3%	3.2%	8.6%	3.8%

NM – Not meaningful

- Heavy Civil segment impacted by the **delayed start of several large design-build joint venture projects** and a one-time charge of $10.2 million from a Sterling legacy project. Contribution from these delayed projects should begin in Q2’20.
- Our Residential segment was essentially flat compared to prior year, as increased demand for smaller square footage slabs increased the number of slabs sold, generating less revenues per slab. As we ramp-up operations and continue to build scale in Houston, we expect margins to improve in 2020.
- Our newly created Specialty Services segment, comprised of our **immediately accretive** Plateau acquisition and our commercial business (previously classified as Heavy Civil), and Plateau is well positioned for **strong growth in 2020** due to its robust project pipeline and operational excellence.

Sterling Construction Company, Inc.

2020 Guidance Highlights

- **Expect FY 2020 revenues of between $1.375 billion and $1.4 billion.**
  - This ~23% projected revenue growth is derived from a full year of our record backlog including the recent announcement of large design-build joint venture projects, and a full year of Plateau Contribution.
- **2020 mid-point guidance for Adjusted net income grows by 61% to $38 million to $41 million over 2019.**
  - Attributable to a full year of contribution from Plateau, the ramp-up of several attractive design-build Heavy Civil projects and a continued solid DFW housing market and continued expansion in the Houston residential market.
  - Adjusted net income guidance includes an effective income tax rate of approximately 26%. This rate includes non-cash income tax expense of approximately 21% of pretax income; or $11 million ($0.39 per diluted share).
- **Mid-point Expected Adjusted EBITDA of $127.5 million.**
  - More than double FY 2019 adjusted EBITDA.
  - Reflects the above factors that influence both revenue and net income.

Increased EBITDA and Free Cash Flow Drives De-levering Strategy

As of December 31, 2019 ($ in millions)	
Cash and equivalents	$45.7
Current Assets	$357.5
Working Capital	$64.0
Total Assets	$961.9
Current Liabilities	$293.5
Total Debt	$433.1
Total Liabilities	$740.7
Shareholder's Equity	$221.2


Adjusted EBITDA Debt Coverage Ratio
4
3
2
1
0
3.5X
3.0X
2019
2020E

Sterling Construction Company, Inc.

Modeling Considerations*

Revenue	$1,375 - $1,400
Gross Margin	13% - 14%
G&A Expense as % of Revenue	~5.5%
Other Expense Net	$11 - $12
JV Non-Controlling Interest Expense	$1.5 - $2
Adjusted Net Income**	$38 - $41
Adjusted EPS**	$1.33 - $1.44
Expected Shares Outstanding	~28.5 mm


Adjusted EPS
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.90
$1.39
54% y/y growth at the midpoint of guidance
2019
2020E

*Dollars in millions except for EPS
**Excludes $2-$3 million of non-recurring integration expense

Sterling Construction Company, Inc.

Modeling Considerations* (Continued)

Depreciation and Amortization	\$34 - \$37
CAPEX (net of disposals)	\$25 - \$30
Adjusted EBITDA**	\$125-\$130
Effective Income Tax Rate***	26%

Three Year Revenue Growth Expectations:	
Heavy Civil – Hard Bid	2%-3%
Heavy Civil – Alternative Delivery	3%-5%
Specialty Services	5%-7%
Residential	5%-6%



Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
$62.0
$127.5
106% y/y growth at the midpoint of guidance
2019
2020E

*Dollars in millions
**Excludes \$2-\$3 million of non-recurring integration expense
***Of the expense, only \$3 million is anticipated to be cash taxes

Sterling Construction Company, Inc.

Positioned for Continued Strong Growth in 2020

- **Beginning Combined Backlog $1,341.5 million, Up 17%**
- **Beginning Combined Backlog Margin 11%, Up 210 bps**
- **Midpoint Revenue Guidance $1,387.5 million, Up 23%**
- **Midpoint Adjusted Net Income Guidance $39.5 million, Up 61%**
- **Midpoint Adjusted EPS Guidance $1.39 Per Diluted Share, Up 54%**
- **Midpoint Adjusted EBITDA Guidance $127.5 million, Up 106%**

Sterling Construction Company, Inc.

Contact Us


CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0777

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212-836-9620
mg@equityny.com

Sterling Construction Company, Inc.

Appendix

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data (1)
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended December 31, 2019		
	As Reported (GAAP) (2)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 346,544	$ —	$ 346,544
Cost of revenues	(312,965)	—	(312,965)
Gross profit	33,579	—	33,579
General and administrative expense	(16,898)	—	(16,898)
Intangible asset amortization	(2,895)		(2,895)
Acquisition related costs	(2,153)	2,153	—
Other operating expense, net	(1,901)	—	(1,901)
Operating income	9,732	2,153	11,885
Interest income	156	—	156
Interest expense	(7,698)	—	(7,698)
Loss on extinguishment of debt	(7,728)	7,728	—
Income before income taxes	(5,538)	9,881	4,343
Income tax benefit (expense)	27,998	(25,837)	2,161
Net income	22,460	(15,956)	6,504
Less: Net income attributable to noncontrolling interests	(159)	—	(159)
Net income attributable to Sterling common stockholders	$ 22,301	$ (15,956)	$ 6,345
Percent change in net income attributable to Sterling common stockholders compared to the three months ended December 31, 2018 amount of $5,607	298%		13%
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.81	$ (0.58)	$ 0.23
Diluted	$ 0.79	$ (0.57)	$ 0.22
Weighted average common shares outstanding:			
Basic	27,612	27,612	27,612
Diluted	28,201	28,201	28,201

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau (including related refinancing) and non-cash taxes. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Includes a fourth quarter charge for a legacy project of $10.2 million or $0.36 per diluted share based on 28,201 weighted average common shares outstanding in the quarter.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [(1)]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Twelve Months Ended December 31, 2019		
	As Reported (GAAP) [(2)]	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 1,126,278	$ —	$ 1,126,278
Cost of revenues	(1,018,484)	—	(1,018,484)
Gross profit	107,794	—	107,794
General and administrative expense	(49,200)	—	(49,200)
Intangible asset amortization	(4,695)		(4,695)
Acquisition related costs	(4,311)	4,311	—
Other operating expense, net	(11,837)	—	(11,837)
Operating income	37,751	4,311	42,062
Interest income	1,142	—	1,142
Interest expense	(16,686)	—	(16,686)
Loss on extinguishment of debt	(7,728)	7,728	—
Income before income taxes	14,479	12,039	26,518
Income tax benefit (expense)	26,216	(27,398)	(1,182)
Net income	40,695	(15,359)	25,336
Less: Net income attributable to noncontrolling interests	(794)	—	(794)
Net income attributable to Sterling common stockholders	$ 39,901	$ (15,359)	$ 24,542
Percent change in net income attributable to Sterling common stockholders compared to the twelve months ended December 31, 2018 amount of $25,187	58%		(3)%
Net income per share attributable to Sterling common stockholders:			
Basic	$ 1.50	$ (0.58)	$ 0.92
Diluted	$ 1.47	$ (0.57)	$ 0.90
Weighted average common shares outstanding:			
Basic	26,671	26,671	26,671
Diluted	27,119	27,119	27,119

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau (including related refinancing) and non-cash taxes. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Includes a fourth quarter charge for a legacy project of $10.2 million or $0.36 per diluted share based on 28,201 weighted average common shares outstanding in the quarter.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
EBITDA Reconciliation
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2019	2018	2019	2018
Net income attributable to Sterling common stockholders	$ 22,301	$ 5,607	$ 39,901	$ 25,187
Depreciation and amortization	8,452	4,259	20,740	16,770
Interest expense, net of interest income	7,542	2,672	15,544	11,333
Income tax (benefit) expense	(27,998)	187	(26,216)	1,738
Loss on extinguishment of debt	7,728	—	7,728	—
EBITDA [1]	18,025	12,725	57,697	55,028
Acquisition related costs	2,153	—	4,311	—
Adjusted EBITDA [2]	$ 20,178	$ 12,725	$ 62,008	$ 55,028

(1) The Company defines EBITDA as GAAP net income (loss) attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and loss on extinguishment of debt.

(2) Adjusted EBITDA excludes the impact of acquisition related costs.